UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2008
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On October 23, 2008, Gregory A. White, Rockville Financial, Inc’s (the “Company” or the “Registrant”) Senior Vice President, Chief Financial Officer and Treasurer, informed the Registrant of his intention to resign from all offices with the Registrant and Rockville Bank (the “Bank”), effective December 31, 2008. Mr. White will continue his duties until the effective date of his resignation.
     Joseph F. Jeamel, Jr., currently the Bank’s Chief Operating Officer, and formerly the Chief Financial Officer of the Bank, will, upon the effective date of Mr. White’s resignation, assume the duties of Chief Financial Officer and Treasurer of the Company and Rockville Bank on an interim basis. The Company has begun a search for a new Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2008	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ William J. McGurk
William J. McGurk
President/ Chief Executive Officer